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                                                                    EXHIBIT 23.1


                        Consent of Independent Auditors


The Board of Directors
US Airways, Inc.:

We consent to the use of our report dated February 24, 1999 incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                                   KPMG LLP


Washington, DC
May 27, 1999